Exhibit 10.1

Note: Certain portions have been omitted from this Ninth Amendment to the Amended and Restated PCS Services Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Ninth Amendment to Amended and Restated PCS Services Agreement

Between Sprint Spectrum L.P. and Virgin Mobile USA, L.P.

This Ninth Amendment (“Ninth Amendment”) is made to that certain Amended and Restated PCS Services Agreement between Sprint Spectrum L.P. (“Sprint PCS”) and Virgin Mobile USA, L.P. (formerly Virgin Mobile USA, LLC) (“VMU”) dated October 16, 2007, as amended, (the “PCS Services Agreement”). Capitalized terms not defined in this Ninth Amendment are defined in the PCS Services Agreement.

1.	Section 1 (Definitions) is amended to add the following definitions:

“Eligible Subs” means End Users assigned to the *.

“PDA” means a handheld device that combines computing, wireless phone, Internet and networking features and serves as a personal organizer.

“*” means a *.

“*” means a *.

2.	Schedule 1.0 of the PCS Services Agreement and Exhibit A to Schedule 1.0 are deleted in their entirety and replaced with Schedule 1.0 and Exhibit A to Schedule 1.0 attached to this Ninth Amendment.

3.	Except as specifically provided above, the PCS Services Agreement remains in effect in accordance with its terms.

IN WITNESS HEREOF, the parties have executed this Ninth Amendment as of the dates indicated below.

SPRINT SPECTRUM L.P.		VIRGIN MOBILE USA, L.P. (formerly Virgin Mobile USA, LLC)

By:		By:

Name:	Bill Esrey, Jr.	Name:

Its:	V.P. Customer Management-Wholesale	Its:

Date:		Date:

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Schedule 1.0

PCS Service Pricing

1.	Pricing Effective for 2009 and 2010

The rates and charges that Sprint PCS will charge VMU for PCS Service and Roaming for 2009 and 2010 are set forth in Section 1 below. The rates and terms listed in this Section 1 may be modified only by mutual written agreement of the parties, and the parties agree to conduct any negotiation of this Section 1 in a commercially reasonable manner, and until such mutual written agreement of the parties to modify the rates or terms, the rates and terms in this Section 1 apply. For the avoidance of doubt, beginning with calendar year 2009 and going forward for the remainder of the PCS Services Agreement, unless otherwise negotiated by the parties, there will not be a minimum annual commitment for any given year. Handsets, PDAs, “smart phones” and other similar devices will be considered “handsets” as that term is used in this Schedule 1.0. * will not be considered “handsets” as that term is used in this Schedule 1.0.

1.1	2009 Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service Pricing for Handsets

A.	Voice PCS Service and Sprint 2G Data Service Rates

For End Users voice PCS Service and Sprint 2G Data Service usage, Sprint PCS will charge VMU (i) the peak per minute rate set forth in the table below for Peak Time Period MOU during each monthly billing cycle, and (ii) the off-peak per minute rate set forth in the table below for Off-Peak Time Period MOU during each monthly billing cycle. The peak and off-peak rates below include domestic toll charges, Travel MOU charges and any applicable interconnection charges. The peak and off-peak rates DO NOT include Roaming charges or international toll charges. VMU will be charged the rates set forth in Sections 1.7 or 1.8 below for Roaming and the rates set forth in Section 1.9 for international toll calls. During April 2009 through December 2009, for any monthly billing cycle during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, the invoice generated for such monthly billing cycle will reflect the peak and off-peak rates described in this Section 1.1(A), and Sprint will manually re-rate all of VMU’s voice PCS Service and Sprint 2G Data Service MOUs for such monthly billing cycle at the applicable rates described in Section 1.2 below, which will be accomplished by Sprint issuing credits on the “True-Up Statement” VMU will receive as part of the supporting documentation for the invoice for such monthly billing cycle.

B.	SMS Rates

Sprint PCS will charge VMU the per SMS rate set forth in the table below for VMU’s total number of mobile terminated SMS and mobile originated SMS messages during the monthly billing cycle. Sprint PCS may modify the SMS rate below from time to time with respect to those SMS messages sent and received outside of the United States, but will provide advance notice if possible prior to any rate increase.

C.	Sprint 3G Data Transport Service for Handsets

Sprint PCS will charge VMU the per MB rate set forth in the table below for VMU’s total number of Sprint 3G Data Transport Service MB usage on handsets during each

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monthly billing cycle. For reference purposes, the per kilobyte (“KB”) rate is also shown below. The per MB rate below includes any applicable interconnection charges and Travel 3G Data Transport charges. The Sprint 3G Data Transport Service rate in the table below is for data transport only and does not include access to individual Sprint-provided 3G data services.

2009 Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service

Table for Handsets

Peak Per Minute Rate	Off-Peak Per Minute Rate	Per SMS Rate	Handset Per MB Rate	Handset Per KB Rate
$*	$*	$*	$*	$*

Voice PCS Service and Sprint 2G Data Service Peak and Off-Peak Time Periods

“Peak Time Period”: * – *, * – *, except

national holidays observed by the United States Postal Service.

“Off-Peak Time Period”: * – *, * – * and * – *, and national holidays observed by the

United States Postal Service.

1.2	2009 Voice PCS Service and Sprint 2G Data Service Pricing For 2Q09 – 4Q09 if Monthly MOUs Equal or Exceed *

1.2.1	Voice PCS Service and Sprint 2G Data Service Pricing for 2Q09 if Monthly MOUs Equal or Exceed *

For each monthly billing cycle during April 2009 through June 2009 during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, for End Users voice PCS Service and Sprint 2G Data Service usage during such monthly billing cycle, Sprint PCS will charge VMU (i) the rate set forth in Tier 1 in Special Pricing Table #1 set forth below for * MOUs generated during each such monthly billing cycle, and (ii) for MOUs that exceed * MOUs during each such monthly billing cycle, (a) if the average MOUs for all Eligible Subs for such monthly billing cycle is less than *, Sprint PCS will charge VMU the applicable anytime per minute rate for the incremental MOUs that VMU achieves for each individual tier in Special Pricing Table #1 below, as further described in the first example below, or (b) if the average MOUs for all Eligible Subs for such monthly billing cycle equals or exceeds *, Sprint PCS will charge VMU the applicable anytime per minute rate for the incremental MOUs that VMU achieves for each individual tier in Special Pricing Table #2 below, as further described in the second example below. For each monthly billing cycle during April 2009 through June 2009 during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, no later than the fourth business day following the end of each such monthly billing cycle, VMU will provide Sprint with MOU usage reports that contain sufficient data to allow Sprint to determine the average MOUs for all Eligible Subs for such monthly billing cycle. If VMU fails to provide the MOU usage reports described herein within the specified timeframe, Sprint will consider the average MOUs for all Eligible Subs for such monthly billing cycle to be less than * for purposes of determining the rate for MOUs that exceed *.

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Special Pricing Table #1

Tier	Monthly Minutes of Use	Per Minute Rate
1	* – *	$*
2	* – *	$*
3	* – *	$*
4	* – *	$*
5	* +	$*

Special Pricing Table #2

Tier	Monthly Minutes of Use	Per Minute Rate
1	* – *	$*
2	* – *	$*
3	* – *	$*
4	* +	$*

By way of example, if VMU generated * MOUs during the April 1, 2009 through April 30, 2009 billing cycle, and the average MOUs for all Eligible Subs is *, Sprint PCS would charge VMU as follows:

* =	$*
* =	$*
* =	$*
* =	$*

Total	$*

By way of another example, if VMU generated * MOUs during the June 1, 2009 through June 30, 2009 billing cycle, and the average MOUs for all Eligible Subs is *, Sprint PCS would charge VMU as follows:

* =	$*
* =	$*
* =	$*
* =	$*

Total	$*

1.2.2	Voice PCS Service and Sprint 2G Data Service Pricing For 3Q09 – 4Q09 if Monthly MOUs Equal or Exceed *

For each monthly billing cycle during July 2009 through December 2009 during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, for End Users voice PCS Service and Sprint 2G Data Service usage during each such monthly billing cycle, (i) Sprint PCS will charge VMU the rate set forth in Tier 1 in the 3Q-4Q Voice PCS Service and Sprint 2G Data Service Special Pricing Table (“3Q09-4Q09 Special Pricing Table”) set forth below for * MOUs generated during each such monthly billing cycle, and (ii) for MOUs that exceed * MOUs during each such monthly billing cycle, Sprint PCS will charge VMU the applicable anytime per minute rate for the incremental MOUs that VMU achieves for each individual tier in the 3Q09-4Q09 Special Pricing Table as further described in the example below.

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3Q09-4Q09 Voice PCS Service and Sprint 2G Data Service Special Pricing Table

Tier	Monthly Minutes of Use	Anytime Per Minute Rate
1	* – *	$*
2	* – *	$*
3	* – *	$*
4	* – *	$*
5	* – *	$*
6	* – *	$*
7	* +	$*

By way of example, if VMU generated * MOUs during the December 1, 2009 through December 31, 2009 billing cycle, Sprint PCS would charge VMU as follows:

* =	$*
* =	$*
* =	$*
* =	$*
* =	$*

Total	$*

1.3	* Pricing For *

VMU must assign all End Users with a * to either the “* Casual Usage Plan” set forth in Section 1.3.1 below or the “* MRC Plan” set forth in Section 1.3.2 below. VMU may not assign handsets or PDAs to the * pricing set forth below in this section. The * Casual Usage Plan and the * MRC Plan will be made available to VMU based on the first available change window in Sprint’s billing system which date will be no later than June 1, 2009, at which time Sprint will notify VMU of their availability.

1.3.1	* Casual Usage Plan

For * End Users that VMU assigns to the * Casual Usage Plan set forth in this Section 1.3.1, Sprint will charge VMU the * rate set forth in the table below for each * usage during the monthly billing cycle. For reference purposes, per * rates are also shown below.

* Casual Usage Plan

Rate Per *	Rate Per *
$*	$*

1.3.2	* MRC Plan

For * End Users that VMU assigns to the * MRC Plan set forth in this Section 1.3.2, Sprint will charge VMU (a) the monthly recurring charge (“MRC”) set forth in the table below during each monthly billing cycle, and (b) the * rate set forth in the table below for each * usage during the monthly billing cycle. For reference purposes, per * rates are also shown below.

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* MRC Plan

MRC	Rate Per *	Rate Per *
$*	$*	$*

1.3.3	If Sprint discovers that VMU has activated handsets under the * pricing set forth in Section 1.3.1 or Section 1.3.2 above, (i) Sprint will charge VMU the difference between the rates Sprint charged VMU for such handsets and the handset pricing set forth in Section 1.1(C) above, for usage on such handsets, and (ii) VMU must promptly remove such handsets from the * pricing.

1.4	2010 Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service Pricing for Handsets

At the end of calendar year 2009, Sprint PCS will calculate the 2009 Actual Revenue (defined in Section 1.4(D) below). VMU’s Sprint 3G Data Transport Service rates for all bill cycles that commence during the 2010 calendar year will be based on the 2009 Actual Revenue tier that VMU achieves as described below in this Section 1.4. For avoidance of doubt, VMU may not purchase additional minutes of voice PCS Service, SMS messages or MB of Sprint 3G Data Transport Service to qualify VMU to achieve a higher tier than the tier VMU actually achieves for 2009 Actual Revenue.

A.	Voice PCS Service and Sprint 2G Data Service Rates

For End Users voice PCS Service and Sprint 2G Data Service usage, Sprint PCS will charge VMU (i) the applicable peak per minute rate set forth in the table below for Peak Time Period MOU during each monthly billing cycle, and (ii) the applicable off-peak per minute rate set forth in the table below for Off-Peak Time Period MOU during each monthly billing cycle. The peak and off-peak rates below include domestic toll charges, Travel MOU charges and any applicable interconnection charges. The peak and off-peak rates DO NOT include Roaming charges or international toll charges. VMU will be charged the rates set forth in Sections 1.7 or 1.8 below for Roaming and the rates set forth in Section 1.9 for international toll calls. During 2010, for any monthly billing cycle during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, the invoice generated for such monthly billing cycle will reflect the peak and off-peak rates described in this Section 1.4(A), and Sprint will manually re-rate all of VMU’s voice PCS Service and Sprint 2G Data Service MOUs for such monthly billing cycle at the applicable rates described in Section 1.5 below, which will be accomplished by Sprint issuing credits on the “True-Up Statement” VMU will receive as part of the supporting documentation for the invoice for such monthly billing cycle.

B.	SMS Rates

Sprint PCS will charge VMU the applicable per SMS rate set forth in the table below for VMU’s total number of mobile terminated SMS and mobile originated SMS messages during the monthly billing cycle. Sprint PCS may modify the SMS rate below from time to time with respect to those SMS messages sent and received outside of the United States, but will provide advance notice if possible prior to any rate increase.

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C.	Sprint 3G Data Transport Service for Handsets

Sprint PCS will charge VMU the applicable per MB rate set forth in the table below for VMU’s total number of Sprint 3G Data Transport Service MB usage on handsets during each monthly billing cycle. For reference purposes, the per KB rates are also shown below. The per MB rates below include any applicable interconnection charges and Travel 3G Data Transport charges. The Sprint 3G Data Transport Service rates in the table below are for data transport only and do not include access to individual Sprint-provided 3G data services.

2010 Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service

Table for Handsets

2009 Actual Revenue	Peak Per Minute Rate	Off-Peak Per Minute Rate	Per SMS Rate	Handset Per MB Rate	Handset Per KB Rate
* - $*	$*	$*	$*	$*	$*
$* - $*	$*	$*	$*	$*	$*
$* - $*	$*	$*	$*	$*	$*
$* - $*	$*	$*	$*	$*	$*
$* and above[1]	$*	$*	$*	$*	$*

[1]	If VMU achieves 2009 Actual Revenue of $* or above, VMU will also receive a $* credit on the February 1, 2010 invoice.

Voice PCS Service and Sprint 2G Data Service Peak and Off-Peak Time Periods

“Peak Time Period”: * – *, * – *, except

national holidays observed by the United States Postal Service.

“Off-Peak Time Period”: * – *, * – * and * – *, and national holidays observed by the United States Postal Service.

D.	The following definitions only apply to Section 1.4:

“2009 Actual Revenue” means the total of all amounts invoiced to VMU under the PCS Services Agreement on an Invoice for each of VMU’s 2009 bill cycles for 2009 Service Usage including credits or debits related to disputed charges or billing errors for 2009 Service Usage (defined below) that are typically included on the “True-Up Statement” VMU receives as part of the supporting documentation for each invoice, which does not include the 2009 Additional Amounts (defined below), and does not include New End User Credits, if any, issued for each new End User that activates during calendar year 2009, as described in Section 1.13 below, but does include royalty payment amounts made pursuant to the Amended and Restated Trademark License Agreement between VMU and Sprint Communications Company, L.P. For clarification purposes, 2009 Actual Revenue will include invoices for any bill cycle that commences after January 19, 2009 and will include invoices for any bill cycle that commences during December 2009 even if such bill cycle ends in January 2010 (e.g., a January 19, 2010 invoice for a December 19, 2009 through January 18, 2010 bill cycle will be counted towards 2009 Actual Revenue).

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“2009 Service Usage” means: (i) usage for all services listed in Sections 1.1, 1.7, 1.8, 1.9, 1.10, 1.11 and 1.12 of Schedule 1.0, and (ii) ADC codes, if applicable, as described in Section 2.14 of the PCS Services Agreement.

“2009 Additional Amounts” means (i) amounts invoiced to VMU for any Customized Service, (ii) Late Payment Fees, (iii) any unique amounts invoiced to VMU for which pricing is not described in Schedule 1.0, or (iv) any credits (other than New End User Credits) invoiced to VMU that are not directly related to disputed charges or billing errors for Voice/SMS/Data Usage.

1.5	2010 Voice PCS Service and Sprint 2G Data Service Pricing if Monthly MOUs Equal or Exceed *

For each monthly billing cycle during 2010 during which VMU’s total voice PCS Service and Sprint 2G Data Service MOUs equal or exceed *, for End Users voice PCS Service and Sprint 2G Data Service usage during each such monthly billing cycle, (i) Sprint PCS will charge VMU the rate set forth in Tier 1 in the “2010 Voice PCS Service and Sprint 2G Data Service Special Pricing Table” set forth below in this Section 1.5 for * MOUs generated during each such monthly billing cycle, and (ii) for MOUs that exceed * MOUs during each such monthly billing cycle, Sprint PCS will charge VMU the applicable anytime per minute rate for the incremental MOUs that VMU achieves for each individual tier in the 2010 Voice PCS Service and Sprint 2G Data Service Special Pricing Table, as further described in the example below. By way of example, if VMU generated * MOUs during the March 1, 2010 through March 31, 2010 billing cycle, Sprint PCS would charge VMU as follows:

* =	$*
* =	$*
* =	$*
* =	$*
* =	$*
* =	$*

Total	$*

For purposes of this Section 1.5, the “1-1-2010 Invoice Effective Rate” will be determined by dividing (x) the total peak and off-peak per minute charges for voice PCS Service and Sprint 2G Data Service MOUs for VMU’s January 1, 2010 invoice, and if VMU’s total voice PCS Service and Sprint 2G Data Service MOUs for the December 2009 monthly billing cycle equal or exceed *, credits issued on the True-Up Statement for such invoice that re-rate VMU’s voice PCS Service and Sprint 2G Data Service MOUs to the applicable rates described in Section 1.2 above, by (y) VMU’s total voice PCS Service and Sprint 2G Data Service MOUs for the December 2009 monthly billing cycle. By way of example, if VMU generated * MOUs during the December 2009 billing cycle and Sprint PCS charged VMU the rates described in the example in Section 1.2.2 above, the 1-1-2010 Invoice Effective Rate would be calculated as follows: $* / * = $*.

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2010 Voice PCS Service and Sprint 2G Data Service Special Pricing Table

Tier	Monthly Minutes of Use	Anytime Per Minute Rate
1	* – *	$*
2	* – *	$*
3	* – *	$*
4	* – *	$*
5	* – *	$*
6	* – *	$*
7	* – *	$*
8	* +	*

1.6	* Pricing For *

VMU must assign all End Users with a * to either the “* Casual Usage Plan” set forth in Section1.6.1 below or the “* MRC Plan” set forth in Section 1.6.2 below. VMU may not assign handsets or PDAs to the * pricing set forth below in this section.

1.6.1	* Casual Usage Plan

For * End Users that VMU assigns to the * Casual Usage Plan set forth in this Section 1.6.1, Sprint will charge VMU the * rate set forth in the table below for each * usage during the monthly billing cycle. For reference purposes, per * rates are also shown below.

* Casual Usage Plan

Rate Per *	Rate Per *
$*	$*

1.6.2	* MRC Plan

For * End Users that VMU assigns to the * MRC Plan set forth in this Section 1.6.2, Sprint will charge VMU (a) the monthly recurring charge (“MRC”) set forth in the table below during each monthly billing cycle, and (b) the * rate set forth in the table below for each * usage during the monthly billing cycle. For reference purposes, per * rates are also shown below.

* MRC Plan

MRC	Rate Per *	Rate Per *
$*	$*	$*

1.6.3	If Sprint discovers that VMU has activated handsets under the * pricing set forth in Section 1.6.1 or Section 1.6.2 above, (i) Sprint will charge VMU the difference between the rates Sprint charged VMU for such handsets and the handset pricing set forth in Section 1.4(C) above, for usage on such handsets, and (ii) VMU must promptly remove such handsets from the * pricing.

1.7	Automatic Roaming

For Roaming calls that are completed despite VMU’s instructions that Sprint PCS block Roaming pursuant to Section 9.2.3 of the Agreement, Sprint PCS will charge VMU the rates set forth below. The parties acknowledge that Roaming shall not include Sprint PCS Service Provider Affiliate travel usage.

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A.	Domestic Roaming Charges

For automatic Roaming calls End Users make or receive in the United States, Sprint PCS will charge VMU an average pass through domestic Roaming rate of $* per minute plus taxes, if applicable. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ domestic voice Roaming charges, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

B.	Automatic Roaming for Guam, Puerto Rico & US Virgin Islands

For Roaming calls that End Users make or receive in Guam, Puerto Rico or the US Virgin Islands, Sprint PCS will charge VMU an average pass through rate of $* per minute, plus all other applicable charges such as taxes and surcharges. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ voice Roaming charges for Guam, Puerto Rico and the US Virgin Islands, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

C.	Automatic International Roaming for All Countries Except Guam, Puerto Rico and US Virgin Islands

Sprint PCS will charge VMU the average pass through international Roaming rates set forth below. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ international voice Roaming charges, and if such analysis results in different average pass through rates, Sprint PCS will update the rates it charges VMU prospectively consistent with such analysis.

For international Roaming services in all countries where Sprint PCS provides international Roaming, excluding Guam, Puerto Rico and the US Virgin Islands (each an “International Roaming Country”), Sprint PCS will charge VMU as follows:

(i)	For: (x) calls that originate and terminate within the same International Roaming Country, (y) calls that originate in the International Roaming Country and terminate in the United States, and (z) all incoming calls in International Roaming Countries regardless of their origination point, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus all other applicable charges such as taxes and surcharges; or

(ii)	For calls that originate in an International Roaming Country and terminate in any other International Roaming Country other than the United States, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus applicable international toll charges for the terminating country as set forth in Exhibit A to Schedule 1.0, plus all other applicable charges such as taxes and surcharges.

International Roaming Airtime Average Pass Through Per Minute Rates

Country	Roaming Rates Per Minute
Canada	$*
Mexico	$*
All other countries (except Guam, Puerto Rico & US Virgin Islands)	$*

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1.8	Manual Roaming Charges

For manual Roaming in areas where Sprint PCS does not provide Roaming, Roaming charges are billed directly to the End User credit or calling card by the serving carrier at carrier-defined rates.

1.9	International Toll Charges

A.	International Toll Services Provided by Sprint PCS

For international toll voice PCS Service that Sprint PCS provides to End Users, Sprint PCS will charge VMU the international per minute base rates set forth in Exhibit A to Schedule 1.0. Sprint PCS may modify the rates in Exhibit A from time to time, but will provide advance notice prior to any rate increase.

B.	Call Network Routing

In the event that VMU wishes to route international traffic to a switch designated by VMU (CNR):

(i)	VMU will notify Sprint PCS and follow the Work Order process, and Sprint PCS will reasonably assist VMU in facilitating a routing solution in accordance with such Work Order process.

(ii)	VMU will be responsible for all development and interconnection costs associated with routing such calls to the designated switch.

(iii)	For international calls that are routed to a switch designated by VMU, Sprint PCS will not charge VMU the international rates in Exhibit A to Schedule 1.0, but the applicable domestic voice PCS Service rates listed in Sections 1.1, 1.2, 1.4 and 1.5, above plus $* per minute will apply for the domestic portion of all international terminating calls.

(iv)	All “011” destined calls will be routed to a switch designated by VMU, subject to all applicable terms and conditions in this Section 1.9(B).

(v)	Following are North American Dialing Plan (“NADP”) countries and applicable NPA/NXX designations for which calls to such NADP countries will be routed to a switch designated by VMU:

•	American Samoa (684)

•	Anguilla (264)

•	Antigua and Barbuda (268)

•	Bahamas (242)

•	Barbados (246)

•	Bermuda (441)

•	British Virgin Islands (284)

•	Canada:

204 - Manitoba

226 - Ontario

250 - British Columbia

289 - Ontario

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306 - Saskatchewan

403 - Alberta

438 - Quebec

416 - Ontario

418 - Quebec

450 - Quebec

506 - New Brunswick

514 - Quebec

519 - Ontario

581 - Quebec

587 - Alberta

604 - British Columbia

613 - Ontario

647 - Ontario

705 - Ontario

709 - Newfoundland

778 - British Columbia

780 - Alberta

807 - Ontario

819 - Quebec

867 - Yukon & NW Territories

902 - Nova Scotia

905 - Ontario

•	Cayman Islands (345)

•	Dominica (767)

•	Dominican Republic (809)

•	Dominican Republic (829)

•	Grenada (473)

•	Jamaica (876)

•	Montserrat (664)

•	St. Kitts and Nevis (869)

•	St. Lucia (758)

•	St. Vincent and the Grenadines (784)

•	Trinidad and Tobago (868)

•	Turks and Caicos Islands (649)

(vi)	Following are NADP countries and applicable NPA/NXX designations for which calls to such countries will NOT be routed to a switch designated by VMU since Sprint PCS considers calls to such countries domestic calls, and Sprint PCS will charge VMU the applicable domestic voice PCS Service rates listed in Section s 1.1, 1.2, 1.4 and 1.5 above plus $* per minute for calls to such NADP countries:

•	Virgin Islands (340)

•	Commonwealth of Northern Marianas Islands – Saipan, Tinian and Rota (670)

•	Guam (671)

•	Puerto Rico (787 & 939)

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1.10	Control-Plane Location Look-Up Charges

Sprint PCS will determine the monthly Control-Plane Location Look-Up charges by multiplying the total number of Control -Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per Control -Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each Control-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the Control-Plane Requesting Device. Since Control -Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for Control -Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

Control-Plane Location Look- Ups per Monthly Bill Cycle	Rate per Control-Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

1.11	User-Plane Location Services

A.	User-Plane Location Application Certification Fee: *

B.	User-Plane Location Look-Up Charges:

Sprint PCS will determine the monthly User-Plane Location Look-Up charges by multiplying the total number of User-Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per User-Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each User-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the User-Plane Location Handset. Since User-Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for User-Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

User-Plane Location Look- Ups per Monthly Bill Cycle	Rate per User-Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

1.12	Other Charges:

A.	Call Forwarding: Sprint PCS will charge VMU standard airtime rates, plus applicable toll charges.

B.	Operator Services: Sprint PCS will charge VMU its standard retail rates and charges for operator services.

C.	Directory Assistance: Sprint PCS will charge VMU $* per call, plus all other applicable charges including airtime charges, for directory assistance services.

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D.	911 and E911: Standard airtime and toll rates

E.	Non-standard reports: As quoted

F.	Handset Certification: As quoted

1.13	New End User Credits

A.	Subject to the conditions set forth below in this Section 1.13, VMU is eligible to receive “New End User Credits” equal to $2.50 for: (i) each new End User that VMU activates under the Agreement (pursuant to Sprint PCS’ reporting systems) from the first day of the first calendar month following the effective date of the Acquisition Agreement through December 31, 2009 (“Eligibility Period”), and (ii) each new end user customer that Helio activates under the Helio Agreement from the first day of the first calendar month following the effective date of the Acquisition Agreement through the Acquisition Closing Date. Notwithstanding the foregoing, in no event shall the total amount of New End User Credits exceed $10,000,000.

B.	During the time period between the effective date of the Acquisition Agreement up to and including the Acquisition Closing Date (“Interim Period”) all New End User Credits will be accrued and held by Sprint PCS. If (i) VMU is not past due on any undisputed amounts (in accordance with Section 7.6 of the PCS Services Agreement) owed Sprint PCS under the PCS Services Agreement (including undisputed amounts owed under a Work Order) no later than forty-five (45) days following the Acquisition Closing Date, and (ii) Helio is not past due on any undisputed amounts owed Sprint PCS under Helio’s wholesale services agreement with Sprint PCS as of the Acquisition Closing Date, the total of the New End User Credits accrued by Sprint PCS during the Interim Period will be issued to VMU’s next available invoice following the date conditions (i) and (ii) are met.. If conditions (i) and (ii) in the immediately preceding sentence are not met, VMU will not be eligible to receive the New End User Credits accrued by Sprint PCS during the Interim Period. For avoidance of doubt, if VMU is not eligible to receive New End User Credits accrued during the Interim Period, such New End User Credits will not be included in the $10,000,000 cap described in Section 1.13(A) above. Disputes regarding this Section1.13(B) are to be handled in accordance with standard dispute resolution procedures contained in Section 17 of the PCS Services Agreement.

C.	Following the Interim Period and during the remainder of the Eligibility Period, Sprint will calculate New End User Credits at the end of each bill cycle for new End Users activated during the just-completed bill cycle (except for new End Users activated during the Interim Period), and no later than five (5) days following the Due Date for such bill cycle, if VMU is not past due on any undisputed amounts owed Sprint PCS under the PCS Services Agreement (including undisputed amounts owed under a Work Order), VMU is eligible to receive the New End User Credits calculated by Sprint at the end of such bill cycle. If VMU is eligible to receive New End User Credits as described in the immediately preceding sentence, Sprint PCS will apply such New End User Credits to VMU’s next available invoice that corresponds with such bill cycle (e.g., bill cycle 1 or bill cycle 19). If VMU is not eligible to receive any New End User Credits as described herein, such credits will not be included in the $10,000,000 cap described in Section 1.13(A) above.

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	14

1.14	Pricing Adjustments

In the event that Sprint PCS enters into a wireless service agreement:

A.	To sell PCS Services (not including services used for product or service testing or demonstration purposes and not including international toll calls, Roaming, directory assistance, operator services and Customized Services) to a Direct Strategic Competitor of VMU, other than Sprint PCS;

B.	The material terms of which are substantially similar to those applicable to VMU under this Services Agreement, (with respect to such things as sales volume, territory, and scope of product and service offering applicable to VMU at the time Sprint PCS enters into such agreement with the third party);

C.	Sprint PCS and its Affiliates own less that 37.5% of such third party; and

D.	The agreement commits Sprint PCS to sell to third party wireless voice and/or data services (other than services that would be Customized Services under this Agreement) at a lower price (in the aggregate) than Sprint PCS sells such services to VMU under this Services Agreement (in the aggregate);

VMU may request and Sprint PCS will, on a prospective basis, make such PCS Services available to VMU at the same price and under the same terms and conditions (in addition to the terms and conditions of the Services Agreement) in lieu of prices in this Schedule 1.0.

•	Nothing contained in this provision will relieve VMU from charges for Customized Service Costs, Implementation Costs or any other charges applicable under this Services Agreement.

•	If Sprint PCS enters into such agreement, it will notify VMU of the existence and relevant terms of such agreement within a commercially reasonable period of time.

•	Other cost and pricing terms are specifically set forth in the Agreement.

2.	Pricing Effective for 2011 and thereafter

The rates and charges that Sprint PCS will charge VMU for PCS Service and Roaming for 2011 and thereafter will be mutually agreed to by the Parties and added to Schedule 1.0 prior to 2011. If the parties are unable to come to an agreement on such rates and charges for 2011 and thereafter prior to January 1, 2011, then the rates and charges listed above for 2010 (as described in Sections 1.4 and 1.5) will apply for 2011 and thereafter until expiration or earlier termination of the Agreement.

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	15

Exhibit A to Schedule 1.0

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Afghanistan	93	$*	$*
Albania	355	$*	$*
Algeria	213	$*	$*
American Samoa	+1-684*	$*	$*
Andorra	376	$*	$*
Angola	244	$*	$*
Anguilla	+1-264*	$*	$*
Antigua & Barbuda	+1-268*	$*	$*
Argentina	54	$*	$*
Armenia	374	$*	$*
Aruba	297	$*	$*
Ascension Island	247	$*	$*
Australia - all calls except to Satellite	61	$*	$*
Australia - all calls to Satellite	611	$*	$*
Australian External Territories	672	$*	$*
Austria	43	$*	$*
Azerbaijan	994	$*	$*
Bahamas	+1-242*	$*	$*
Bahrain	973	$*	$*
Bangladesh	880	$*	$*
Barbados	+1-246*	$*	$*
Belarus	375	$*	$*
Belgium	32	$*	$*
Belize	501	$*	$*
Benin	229	$*	$*
Bermuda	+1-441*	$*	$*
Bhutan	975	$*	$*
Bolivia	591	$*	$*
Bosnia & Herzegovina	387	$*	$*
Botswana	267	$*	$*
Brazil	55	$*	$*
British Virgin Islands	+1-284*	$*	$*
Brunei	673	$*	$*
Bulgaria	359	$*	$*
Burkina Faso	226	$*	$*
Burundi	257	$*	$*
Cambodia	855	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	16

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Cameroon	237	$*	$*
Canada	+1*	$*	$*
Cape Verde Islands	238	$*	$*
Cayman Islands	+1-345*	$*	$*
Central African Republic	236	$*	$*
Chad Republic	235	$*	$*
Chile	56	$*	$*
China	86	$*	$*
Colombia	57	$*	$*
Comoros	269	$*	$*
Congo	242	$*	$*
Congo Dem Rep. (Zaire)	243	$*	$*
Cook Islands	682	$*	$*
Costa Rica	506	$*	$*
Croatia	385	$*	$*
Cuba	53	$*	$*
Cyprus	357	$*	$*
Czech Republic	420	$*	$*
Denmark	45	$*	$*
Diego Garcia	246	$*	$*
Djibouti	253	$*	$*
Dominica	+1-767*	$*	$*
Dominican Republic	+1-809* and +1-829*	$*	$*
East Timor	670	$*	$*
Ecuador	593	$*	$*
Egypt	20	$*	$*
El Salvador	503	$*	$*
Equatorial Guinea	240	$*	$*
Eritrea	291	$*	$*
Estonia	372	$*	$*
Ethiopia	251	$*	$*
Falkland Islands	500	$*	$*
Faroe Islands	298	$*	$*
Fiji Islands	679	$*	$*
Finland	358	$*	$*
France	33	$*	$*
French Guiana	594	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	17

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
French Polynesia	689	$*	$*
Gabon	241	$*	$*
Gambia	220	$*	$*
Georgia	995	$*	$*
Germany	49	$*	$*
Ghana	233	$*	$*
Gibraltar	350	$*	$*
Global Mobile Satellite System (GMSS) - Ellipso-3	8813	$*	$*
Global Mobile Satellite System (GMSS) - Iridium-6	8816	$*	$*
Global Mobile Satellite System (GMSS) - Iridium-7	8817	$*	$*
Global Mobile Satellite System (GMSS) - Globalstar-8	8818	$*	$*
Global Mobile Satellite System (GMSS) - Globalstar-9	8819	$*	$*
Greece	30	$*	$*
Greenland	299	$*	$*
Grenada	+1-473*	$*	$*
Guadeloupe	590	$*	$*
Guantanamo Bay	5399	$*	$*
Guatemala	502	$*	$*
Guinea	224	$*	$*
Guinea-Bissau	245	$*	$*
Guyana	592	$*	$*
Haiti	509	$*	$*
Honduras	504	$*	$*
Hong Kong	852	$*	$*
Hungary	36	$*	$*
Iceland	354	$*	$*
India	91	$*	$*
Indonesia	62	$*	$*
Inmarsat SNAC (Satellite-Based Networks)	870	$*	$*
Inmarsat - Ocean Atlantic East	871	$*	$*
Inmarsat - Ocean Atlantic West	874	$*	$*
Inmarsat - Ocean Indian	873	$*	$*
Inmarsat - Ocean Pacific	872	$*	$*
International Networks - Thuraya Rmss Network	88216	$*	$*
International Networks - Emsat	88213	$*	$*
International Networks - MCP	88232	$*	$*
International Networks - Global Networks Antartica	88234	$*	$*
International Networks - Telenor	88299	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	18

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Iran	98	$*	$*
Iraq	964	$*	$*
Ireland	353	$*	$*
Israel	972	$*	$*
Italy - all calls except to Satellite Elsacom	39	$*	$*
Italy - all calls to Satellite Elsacom	39310	$*	$*
Ivory Coast	225	$*	$*
Jamaica	+1-876*	$*	$*
Japan	81	$*	$*
Jordan	962	$*	$*
Kazakhstan	7	$*	$*
Kenya	254	$*	$*
Kiribati	686	$*	$*
Kuwait	965	$*	$*
Kyrgyzstan	996	$*	$*
Laos	856	$*	$*
Latvia	371	$*	$*
Lebanon	961	$*	$*
Lesotho	266	$*	$*
Liberia	231	$*	$*
Libya	218	$*	$*
Liechtenstein	423	$*	$*
Lithuania	370	$*	$*
Luxembourg	352	$*	$*
Macau	853	$*	$*
Macedonia	389	$*	$*
Madagascar	261	$*	$*
Malawi	265	$*	$*
Malaysia	60	$*	$*
Maldives	960	$*	$*
Mali Republic	223	$*	$*
Malta	356	$*	$*
Marshall Islands	692	$*	$*
Martinique	596	$*	$*
Mauritania	222	$*	$*
Mauritius	230	$*	$*
Mayotte Island	262	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	19

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Mexico:
Mexico - Factor Two Cities	See Factor Two List below	$*	$*
Mexico - Guadalajara	5233	$*	$*
Mexico - Mexico City	5255	$*	$*
Mexico - Monterrey	5281	$*	$*
Mexico - all other calls	52	$*	$*
Micronesia	691	$*	$*
Moldova	373	$*	$*
Monaco	377	$*	$*
Mongolia	976	$*	$*
Montenegro	382	$*	$*
Montserrat	+1-664*	$*	$*
Morocco	212	$*	$*
Mozambique	258	$*	$*
Myanmar (Burma)	95	$*	$*
Namibia	264	$*	$*
Nauru	674	$*	$*
Nepal	977	$*	$*
Netherlands	31	$*	$*
Netherlands Antilles	599	$*	$*
New Caledonia	687	$*	$*
New Zealand	64	$*	$*
Nicaragua	505	$*	$*
Niger	227	$*	$*
Nigeria	234	$*	$*
Niue Island	683	$*	$*
North Korea	850	$*	$*
Norway	47	$*	$*
Oman	968	$*	$*
Pakistan	92	$*	$*
Palau	680	$*	$*
Palestine Authority	970	$*	$*
Panama	507	$*	$*
Papua New Guinea	675	$*	$*
Paraguay	595	$*	$*
Peru	51	$*	$*
Philippines	63	$*	$*
Poland	48	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	20

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Portugal	351	$*	$*
Qatar	974	$*	$*
Reunion Island	262	$*	$*
Romania	40	$*	$*
Russia	7	$*	$*
Rwanda	25	$*	$*
San Marino	378	$*	$*
Sao Tome & Principe	239	$*	$*
Saudi Arabia	966	$*	$*
Senegal	221	$*	$*
Serbia	381	$*	$*
Seychelles	248	$*	$*
Sierra Leone	232	$*	$*
Singapore	65	$*	$*
Slovakia	421	$*	$*
Slovenia	386	$*	$*
Solomon Islands	677	$*	$*
Somalia	252	$*	$*
South Africa	27	$*	$*
South Korea (Republic of)	82	$*	$*
Spain	34	$*	$*
Sri Lanka	94	$*	$*
St Helena	290	$*	$*
St Kitts & Nevis	+1-869*	$*	$*
St Lucia	+1-758*	$*	$*
St Pierre & Miquelon	508	$*	$*
St Vincent and The Grenadines	+1-784*	$*	$*
Sudan	249	$*	$*
Suriname	597	$*	$*
Swaziland	268	$*	$*
Sweden	46	$*	$*
Switzerland	41	$*	$*
Syria	963	$*	$*
Taiwan	886	$*	$*
Tajikistan	992	$*	$*
Tanzania	255	$*	$*
Thailand	66	$*	$*
Togo	228	$*	$*

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	21

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Tokelau	69	$*	$*
Tonga Islands	676	$*	$*
Trinidad & Tobago	+1-868*	$*	$*
Tunisia	216	$*	$*
Turkey	90	$*	$*
Turkmenistan	993	$*	$*
Turks & Caicos Islands	+1-649*	$*	$*
Tuvalu	688	$*	$*
Uganda	256	$*	$*
Ukraine	380	$*	$*
United Arab Emirates	971	$*	$*
United Kingdom	44	$*	$*
Uruguay	598	$*	$*
Uzbekistan	998	$*	$*
Vanuatu	678	$*	$*
Vatican City	39	$*	$*
Venezuela	58	$*	$*
Vietnam	84	$*	$*
Wallis & Futuna Islands	681	$*	$*
Western Samoa	685	$*	$*
Yemen, Republic of	967	$*	$*
Zambia	260	$*	$*
Zimbabwe	263	$*	$*

Mexico - Factor Two Cities

City	City Code	Digit String
Acaponeta	325	52-325
Acapulco	744	52-744
Actopan	772	52-772
Agua Prieta	633	52-633
Aguascalientes	449	52-449
Allende	826	52-826
Apatzingan	453	52-453
Apizaco	241	52-241
Arcelia	732	52-732

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	22

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Atlacomulco	712	52-712
Atliaca/Tixtla	754	52-754
Atlixco	244	52-244
Autlan	317	52-317
Bahia De Huatulco	958	52-958
Cabo San Lucas	624	52-624
Caborca	637	52-637
Cadereyta Jimenez	828	52-828
Campeche	981	52-981
Cananea	645	52-645
Cancun	998	52-998
Celaya	461	52-461
Cerralvo	892	52-892
Chetumal	983	52-983
Chihuahua	614	52-614
Chilapa	756	52-756
Chilpancingo	747	52-747
Cintalapa De Figueroa	968	52-968
Ciudad Acuna	877	52-877
Ciudad Altamirano	767	52-767
Ciudad Camargo B	891	52-891
Ciudad Constitucion	613	52-613
Ciudad Cuauhtemoc	625	52-625
Ciudad Del Carmen	938	52-938
Ciudad Delicias	639	52-639
Ciudad Guzman	341	52-341
Ciudad Hidalgo	962	52-962
Ciudad Juarez	656	52-656
Ciudad Lazaro Cardenas	753	52-753
Ciudad Mante	831	52-831
Ciudad Obregon	644	52-644
Ciudad Sahagun	791	52-791
Ciudad Valles	481	52-481
Ciudad Victoria	834	52-834
Coatzacoalcos	921	52-921
Colima	312	52-312
Cordoba	271	52-271
Cosamaloapan	288	52-288
Cozumel	987	52-987
Cuautla	735	52-735
Cuernavaca	777	52-777

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	23

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Culiacan	667	52-667
Durango	618	52-618
Encarnacion De Diaz	475	52-475
Ensenada	646	52-646
Estación Manuel	836	52-836
Fresnillo	493	52-493
General Tapia/China	823	52-823
Guamuchil	673	52-673
Guanajuato	473	52-473
Guasave	687	52-687
Guaymas	622	52-622
Guerrero Negro/Santa Rosa	615	52-615
Hermosillo	662	52-662
Heroica Ciudad De Ures	623	52-623
Hidalgo	829	52-829
Huatabampo	647	52-647
Huetamo	435	52-435
Huimanguillo	917	52-917
Huitzuco	727	52-727
Iguala	733	52-733
Irapuato	462	52-462
Ixtapan de la Sal	721	52-721
Ixtlan Del Rio	324	52-324
Izucar De Matamoros	243	52-243
Jalapa	228	52-228
Jalpa	463	52-463
Jerez De Garcia Salinas	494	52-494
Jojutla	734	52-734
Juchitan	971	52-971
La Barca	393	52-393
La Paz	612	52-612
La Piedad	352	52-352
Lagos De Moreno	474	52-474
Leon	477	52-477
Lerdo De Tejada	284	52-284
Lerma	728	52-728
Linares	821	52-821
Los Mochis	668	52-668
Los Reyes	354	52-354
Magdalena	632	52-632

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	24

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Manuel	836	52-836
Manuel Ojinaga	626	52-626
Manzanillo	314	52-314
Martinez De La Torre	232	52-232
Matamoros	868	52-868
Matehuala	488	52-488
Mazatlan (including Puebla)	222	52-222
Merida	999	52-999
Mexicali	686	52-686
Minatitlan	922	52-922
Monclova	866	52-866
Morelia	443	52-443
Moroleon	445	52-445
Nacozari De Garcia	634	52-634
Navojoa	642	52-642
Nogales	631	52-631
Nuevo Casas Grandes	636	52-636
Nuevo Laredo	867	52-867
Oaxaca De Juarez	951	52-951
Ocotlan	392	52-392
Ometepec	741	52-741
Orizaba	272	52-272
Pachuca	771	52-771
Palenque	916	52-916
Parral	627	52-627
Parras De La Fuente	842	52-842
Patzcuaro	434	52-434
Penjamo	469	52-469
Petatlan	758	52-758
Piedras Negras	878	52-878
Playas De Rosarito	661	52-661
Poza Rica De Hgo	782	52-782
Puebla	222	52-222
Puerto Peñasco	638	52-638
Puerto Vallarta	322	52-322
Puruandiro	438	52-438
Queretaro	442	52-442
Quimichis /Tecuala	389	52-389
Reynosa	899	52-899
Rio Grande	498	52-498
Rio Verde	487	52-487
Sabinas	861	52-861

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	25

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Sahuayo	353	52-353
Salamanca	464	52-464
Saltillo	844	52-844
Salvatierra	466	52-466
San Andres Tuxtla	294	52-294
San Cristobal De Las Casas	967	52-967
San Fernando	841	52-841
San Jose De Gracia	381	52-381
San Juan Del Rio	427	52-427
San Luis De La Paz	468	52-468
San Luis Potosi	444	52-444
San Luis Rio Colorado	653	52-653
San Martin Pachivia /Teloloapa	736	52-736
San Miguel De Allende	415	52-415
San Quintin	616	52-616
Santa Ana	641	52-641
Santa Rosalia De Camargo	648	52-648
Santiago Ixcuintla	323	52-323
Santiago Papasquiaro	674	52-674
Santiago Tianguistenco	713	52-713
Silao	472	52-472
Tala	384	52-384
Tampico	833	52-833
Tapachula	962	52-962
Taxco	762	52-762
Tecate	665	52-665
Tecoman	313	52-313
Tecpan De Galeana	742	52-742
Tehuacan	238	52-238
Tenancingo	714	52-714
Tenango Del Aire/Tlalmanalco	597	52-597
Tepatitlan	378	52-378
Tepic	311	52-311
Tequila	374	52-374
Texcoco	595	52-595
Teziutlan	231	52-231
Ticul	997	52-997
Tijuana	664	52-664
Tizayuca	779	52-779

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	26

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Tizimin	986	52-986
Tlapa De Comonfort/Alcozauca De Gro.	757	52-757
Tlaxcala	246	52-246
Toluca	722	52-722
Torreon	871	52-871
Tula	773	52-773
Tulancingo	775	52-775
Tuxpan	783	52-783
Tuxtepec	287	52-287
Tuxtla Gutierrez	961	52-961
Uruapan	452	52-452
Valle De Bravo	726	52-726
Veracruz	229	52-229
Villa Flores	965	52-965
Villahermosa	993	52-993
Yurecuaro	356	52-356
Zacapu	436	52-436
Zacatecas	492	52-492
Zamora	351	52-351
Zihuatanejo	755	52-755
Zinapecuaro	451	52-451
Zitacuaro	715	52-715
Zumpango	591	52-591

9th Amendment	Sprint PCS / Virgin Mobile USA Confidential Information	27